                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                          for Tender of all Outstanding
               Series A 12 1/2% Senior Subordinated Notes Due 2007
                                 in Exchange for
               Series B 12 1/2% Senior Subordinated Notes Due 2007
                                       of

                        DIGITAL TELEVISION SERVICES, LLC
                                DTS CAPITAL, INC.



--------------------------------------------------------------------------------
                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
      NEW YORK CITY TIME, ON ______________, 1997 (THE "EXPIRATION DATE"), UNLESS EXTENDED BY DIGITAL TELEVISION SERVICES, LLC AND DTS CAPITAL, INC.
--------------------------------------------------------------------------------


                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

   By Registered or Certified Mail:            By Facsimile Transmissions:            By Hand or Overnight Delivery:
                                               (Eligible Institutions Only)
         The Bank of New York                        (212) 571-3080                        The Bank of New York
        101 Barclay Street, 7E                                                              101 Barclay Street
       New York, New York 10286                   Confirm by Telephone               Corporate Trust Services Window
     Attn: Reorganization Section                      (212) 815-                              Ground Level
                                                                                         New York, New York 10286
                                                  For Information Call:                Attn: Reorganization Section
                                                       (212) 815-



         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated ____________, 1997 (the "Prospectus") of Digital Television Services, LLC (the "Company") and DTS Capital , Inc. ("Capital" and, together with the Company, the "Issuers") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitutes the Issuers' offer (the "Exchange Offer") to exchange $1,000 in principal amount of Series B 12 1/2% Senior Subordinated Notes Due 2007 (the "Exchange Notes") of the Issuers for each $1,000 in principal amount of outstanding Series A 12 1/2% Senior Subordinated Notes Due 2007 (the "Private Notes") of the Issuers. The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Private Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting the transfer thereof.

         The Exchange Offer is being made pursuant to the Registration Rights Agreement dated as of July 30, 1997 (the "Registration Rights Agreement"), and all Private Notes validly tendered will be accepted for exchange. Any Private Notes not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under the Registration Rights Agreement except in certain circumstances set forth in the Registration Rights Agreements. Holders electing to have Private Notes exchanged pursuant to the Exchange Offer will be required to surrender such Private Notes, together with this Letter of Transmittal, to the Exchange Agent at the address specified herein prior to the close of business on the Expiration Date. Holders will be entitled to withdraw their election at any time prior to 5:00 p.m., New York City time, on the Expiration Date by sending to the Exchange Agent at the address specified herein a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Private Notes delivered for exchange and a statement that such Holder is withdrawing this election to have such Private Notes exchanged.

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s):
                                       -----------------------------------------

         Name of Eligible Institution that Guaranteed Delivery:
                                                                 ---------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
                   -------------------------------------------------------------
         Address:
                   -------------------------------------------------------------

         List below the Private Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF PRIVATE NOTES TENDERED HEREWITH
-----------------------------------------------------------------------------------------------------------------

            Name(s) and Addresses                                Aggregate Principal
            of Registered Holder(s)        Certificate            Amount Represented        Principal Amount
               (Please fill in)             Number(s)                  by Notes                 Tendered
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                              Total
-----------------------------------------------------------------------------------------------------------------
    *Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by the Private Notes.  See Instruction 2.
-----------------------------------------------------------------------------------------------------------------

         This Letter of Transmittal is to be used if certificates for Private Notes are to be forwarded herewith. Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Private Notes are registered or any other person who has obtained a properly completed bond power and any other required documents from the registered holder.

         Holders whose Private Notes are not immediately available or who cannot deliver their Private Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Private Notes according to the guaranteed delivery procedure set forth in the Prospectus under the captions "The Exchange Offer - Terms of the Exchange Offer - Procedures for Tendering" and "- Terms of the Exchange Offer - Guaranteed Delivery Procedures."

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the above-described principal amount of Private Notes. Subject to, and effective upon, the acceptance for exchange of the Private Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Private Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Private Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Private Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Private Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title to the tendered Private Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of tendered Private Notes.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers) as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Private Notes tendered hereby and, in such event, the Private Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         By tendering, each Holder of Private Notes represents to the Issuers that: (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder; (ii) neither the Holder of Private Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes; (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Private Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the Exchange Notes; and (iv) neither the Holder nor any such other person is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act or, if such Holder is an "affiliate," such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act) that will receive Exchange Notes for its own account in exchange for Private Notes, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned. Tendered Private Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by following the procedures set forth herein.

         Certificates for all Exchange Notes delivered in exchange for tendered Exchange Notes and any Exchange Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                          TENDERING HOLDER(S) SIGN HERE


                                        ----------------------------------

                                        ----------------------------------
                                             Signature(s) of Holder(s)

Date: ____________________, 1997

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Private Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

                                    Name(s):
                                             ---------------------------------

                                             ---------------------------------
                                                       (Please Print)


Capacity
(full title):
               -----------------------------------------------------------------
Address:
               -----------------------------------------------------------------
                                     (Including Zip Code)

Area Code and
Telephone No.:
               -----------------------------------------------------------------

Tax Id. No.:
               -----------------------------------------------------------------


                            GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

Authorized Signature:

Name:
               -----------------------------------------------------------------

Title:
               -----------------------------------------------------------------

Address:
               -----------------------------------------------------------------

Name of Firm:
               -----------------------------------------------------------------


Area Code and
Telephone No.:
               -----------------------------------------------------------------

Dated:                             , 1997
       --------------------------

--------------------------------------------------------------------------------
      PAYORS' NAMES: DIGITAL TELEVISION SERVICES, LLC AND DTS CAPITAL, INC.
--------------------------------------------------------------------------------
                Name (If joint names, list first and circle the name of
                the person or entity whose taxpayer
SUBSTITUTE      identification number appears in Part I below.)
FORM W-9
                ----------------------------------------------------------------
                Address
Department of
the Treasury
                ----------------------------------------------------------------
Internal        City, state and zip code
Revenue
Service
                ----------------------------------------------------------------
                PART I - PLEASE PROVIDE YOUR            Social Security Number
                TAXPAYER IDENTIFICATION NUMBER          or Employer
                ("TIN") IN THE BOX AT RIGHT AND         Identification Number
                CERTIFY BY SIGNING AND DATING BELOW

                ----------------------------------------------------------------
                PART II - If exempt from backup withholding, check the
                box to the right. Also provide your TIN in Part I and
                sign and date this form in Part III.                        [ ]
                ----------------------------------------------------------------
                PART III - Under penalties of perjury, I certify
                that: The number shown on this form is my correct
                taxpayer identification number (or I am waiting for a
                number to be issued to me), AND I am not subject to
                backup withholding: (a) I am exempt from backup
                withholding; or (b) I have not been notified by the
                Internal Revenue Service that I am subject to backup
                withholding as a result of a failure to report all
                interest or dividends; or (c) the IRS has notified me
                that I am no longer subject to backup withholding.
                ----------------------------------------------------------------

                CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

                SIGNATURE                             DATE:
                          --------------------------        -------------

--------------------------------------------------------------------------------


Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered Private Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

         THE METHOD OF DELIVERY OF PRIVATE NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE.

         Holders whose Private Notes are not immediately available or who cannot deliver their Private Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Private Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer - Terms of the Exchange Offer - Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in Instruction 3); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter or facsimile transmission setting forth the name and address of the tendering Holder, the name(s) in which such Private Notes are registered and the certificate number(s) of the Private Notes to be tendered; and (iii) all tendered Private Notes as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such letter or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer - Terms of the Exchange Offer - Guaranteed Delivery Procedures."

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Private Notes for exchange.

         2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Private Notes will be accepted in denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of Private Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the column entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Private Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Private Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. To withdraw a tender of Private Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must: (i) specify the name of the person having deposited the Private Notes to be withdrawn (the "Depositor"); (ii) identify the Private Notes to be withdrawn (including the certificate number or numbers and principal amount of such Private Notes); (iii) contain a statement that such holder is withdrawing its election to have such Private Notes exchanged;
  (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Private Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Private Notes register the transfer of such Private Notes in the name of the person withdrawing the tender; and (v) specify the name in which any such Private Notes are to be registered, if different from that of the Depositor. If Private Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Exchange Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly retendered. Any Private Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Private Notes may be retendered by following one of the procedures described herein at any time prior to the business day prior to the Expiration Date.

         3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Private Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

         If tendered Private Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Private Notes are to be reissued) in the name of the registered holder (including any participant in The Depository Trust Company (also referred to as a book-entry facility) whose name appears on a security listing as the owner of Private Notes), the signature of such signer need not be guaranteed. In any other case, the tendered Private Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Issuers and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (any of the foregoing hereinafter referred to as an "Eligible Institution").

         If the Exchange Notes or Private Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Private Notes, the signature in the Letter of Transmittal must be guaranteed by an Eligible Institution.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         If any of the Private Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Private Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Private Notes.

         When this Letter of Transmittal is signed by the registered Holder or Holders of Private Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Private Notes listed, such Private Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuers and duly executed by the registered Holder or Holders, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Private Notes.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority so to act must be submitted.

         4. TRANSFER TAXES. The Issuers shall pay all transfer taxes, if any, applicable to the exchange of Private Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or Private Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Private Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Private Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Private Notes listed in this Letter of Transmittal.

         5. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         6. MUTILATED, LOST, STOLEN OR DESTROYED NOTEs. Any Holder whose Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering and other questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above and in the Prospectus.

         8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Letters of Transmittal or Private Notes will be resolved by the Issuers, whose determination will be final and binding. The Issuers reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuers' counsel, be unlawful. The Issuers also reserves the right to waive any irregularities or conditions of tender as to the particular Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Issuers, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuers' interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

         9. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

         10. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Private Notes which are accepted for exchange must provide the Issuers (as payors) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuers are is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements; however, these holders still must submit the Substitute
  Form W-9. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. The Form must be signed, even if the holder is exempt from backup withholding. If the Private Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

         The Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR PRIVATE NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.



#8226 (5.1)